Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009		2008
Net Sales:
Aerospace & Electronics	$146,995	$165,928	$298,942		$324,379
Engineered Materials	41,772	72,937	79,925		155,710
Merchandising Systems	73,331	116,233	145,026		229,737
Fluid Handling	263,083	301,100	529,573		589,600
Controls	20,310	37,284	47,163		72,924

Total Net Sales	$545,491	$693,482	$1,100,629		$1,372,350

Operating Profit:
Aerospace & Electronics	$19,099	$18,487	$36,331		$34,482
Engineered Materials	4,580	8,100	6,067		19,754
Merchandising Systems	6,675	17,339	9,655		31,477
Fluid Handling	27,059	46,556	63,826		91,318
Controls	(1,731)	3,547	(1,317)		4,847
Corporate	(10,190)	(7,758)	(31,186	) *	(20,258)

Total Operating Profit	45,492	86,271	83,376		161,620

Interest Income	465	2,883	1,308		5,167
Interest Expense	(6,780)	(6,678)	(13,549)		(13,183)
Miscellaneous- Net	529	1,342	2,240		1,761

Income Before Income Taxes	39,706	83,818	73,375		155,365
Provision for Income Taxes	11,901	25,098	22,141		48,178

Net income before allocation to noncontrolling interests	27,805	58,720	51,234		107,187
Less: Noncontrolling interest in subsidiaries’ earnings (losses)	38	(289)	157		(200)

Net income attributable to common shareholders	27,767	59,009	51,077		107,387

Share Data:
Earnings per Diluted Share	$0.47	$0.97	$0.87		$1.77

Average Diluted Shares Outstanding	58,728	60,581	58,643		60,812
Average Basic Shares Outstanding	58,459	59,707	58,458		59,911

Supplemental Data:
Cost of Sales	$369,537	$455,647	$751,546		$908,178
Selling, General & Administrative	130,462	151,564	265,707		302,552
Depreciation and Amortization **	14,779	14,712	29,832		29,695
Stock-Based Compensation Expense	2,374	3,370	4,436		6,985

*	Includes a charge of $7.25 million related to the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	June 30, 2009	December 31, 2008
ASSETS
Current Assets
Cash and Cash Equivalents	$232,974	$231,840
Accounts Receivable, net	319,812	334,263
Current Insurance Receivable - Asbestos	35,300	41,300
Inventories, net	333,660	349,926
Other Current Assets	66,785	63,911

Total Current Assets	988,531	1,021,240

Property, Plant and Equipment, net	289,807	290,814
Long-Term Insurance Receivable - Asbestos	230,886	260,660
Other Assets	441,217	420,542
Goodwill	763,026	781,232

Total Assets	$2,713,467	$2,774,488

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$805	$16,622
Accounts Payable	143,278	182,147
Current Asbestos Liability	91,000	91,000
Accrued Liabilities	225,350	246,915
Income Taxes	5,411	1,980

Total Current Liabilities	465,844	538,664

Long-Term Debt	399,436	398,479
Long-Term Deferred Tax Liability	24,887	22,971
Long-Term Asbestos Liability	791,187	839,496
Other Liabilities	224,496	229,057

Total Equity	807,617	745,821

Total Liabilities and Equity	$2,713,467	$2,774,488

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009		2008
Operating Activities:
Net income attributable to common shareholders	$27,767	$59,009	$51,077		$107,387
Noncontrolling interest in subsidiaries’ earnings (losses)	38	(289)	157		(200)

Net income before allocations to noncontrolling interests	27,805	58,720	51,234		107,187
Gain on divestiture	—	(932)	—		(932)
Depreciation and amortization	14,779	14,712	29,832		29,695
Stock-based compensation expense	2,374	3,370	4,436		6,985
Deferred income taxes	(5,910)	5,768	2,784		11,865
Cash provided by (used for) operating working capital	6,997	(16,454)	(20,622)		(46,288)
Other	(499)	(5,263)	(9,390)		(2,401)

Subtotal	45,546	59,921	58,274		106,111
Asbestos related payments, net of insurance recoveries	(15,191)	(14,553)	(12,535	) *	(16,614)

Total provided by operating activities	30,355	45,368	45,739		89,497

Investing Activities:
Capital expenditures	(7,458)	(11,321)	(17,432)		(20,401)
Proceeds from disposition of capital assets	622	48	2,325		444
Payment for acquisition, net of cash acquired	—	(47)	—		(132)
Proceeds from divestiture	—	1,320	—		2,106

Total used for investing activities	(6,836)	(10,000)	(15,107)		(17,983)

Financing Activities:
Dividends paid	(11,696)	(10,761)	(23,384)		(21,556)
Reacquisition of shares on open market	—	—	—		(40,000)
Stock options exercised - net of shares reacquired	884	5,535	247		9,091
Excess tax benefit from stock-based compensation	—	793	—		900
Change in short-term debt	(6,089)	(5,995)	(15,405)		3,042

Total used for financing activities	(16,901)	(10,428)	(38,542)		(48,523)

Effect of exchange rate on cash and cash equivalents	16,041	1,880	9,044		15,187

Increase in cash and cash equivalents	22,659	26,820	1,134		38,178
Cash and cash equivalents at beginning of period	210,315	294,728	231,840		283,370

Cash and cash equivalents at end of period	$232,974	$321,548	$232,974		$321,548

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	June 30, 2009	March 31, 2009	December 31, 2008	June 30, 2008

Aerospace & Electronics	$383,335	$396,393	$418,382	$417,883
Engineered Materials	9,135	6,924	6,942	11,892
Merchandising Systems	19,955	18,822	23,407	35,708
Fluid Handling*	256,467	275,660	302,653	297,937
Controls	28,026	26,667	30,509	41,633

Total Backlog	$696,918	$724,466	$781,893	$805,053

*	Includes Order Backlog of $41.8 million in June 2009, $46.5 million in March 2009 and $57.0 million in December 2008 pertaining to the 2008 acquisitions of Delta and Krombach.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,			Percent Change June 30, 2009	Percent Change June 30, 2009
	2009	2008	2009		2008	Three Months	Six Months
INCOME ITEMS
Net Sales	$545,491	$693,482	$1,100,629		$1,372,350	-21.3%	-19.8%
Operating Profit	45,492	86,271	83,376		161,620
Special Items impacting Operating Profit:
Lawsuit Settlement - Pre-Tax (a)	(500)	—	7,250		—
Restructuring Charges - Pre-Tax (b)	2,295	—	1,847		—
Environmental Reimbursement - Pre-Tax (d)	—	(4,444)	—		(4,444)

Operating Profit before Special Items	$47,287	$81,827	$92,473		$157,176	-42.2%	-41.2%

Percentage of Sales	8.7%	11.8%	8.4%		11.5%

								2009 Full Year Guidance
								Low		High

Net Income Attributable to Common Shareholders	$27,767	$59,009	$51,077		$107,387			$103,250		$121,000
Per Share	$0.47	$0.97	$0.87		$1.77			$1.75		$2.05

Special Items impacting Net Income Attributable to Common Shareholders:

Lawsuit Settlement - Net of Tax (a)	(325)	—	4,713		—			4,713	(a)	4,713	(a)
Per Share	$(0.01)	—	$0.08		—			$0.08		$0.08

Restructuring Charges (Gains) - Net of Tax	1,692 (b)	—	1,402	(b)	—			5,850	(c)	5,850	(c)
Per Share	$0.03	—	$0.02		—			$0.10		$0.10
Environmental Reimbursement - Net of Tax (d)	—	(2,889)	—		(2,889)			—		—
Per Share	—	(0.05)	—		(0.05)			—		—

Net Income Attributable To Common Shareholders Before Special Items	$29,134	$56,120	$57,192		$104,498	-48.1%	-45.3%	$113,813		$131,563

Per Share	$0.50	$0.93	$0.98		$1.72			$1.93		$2.23

(a)	During the three months ended March 31, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure or our fiberglass-reinforced plastic material. During the three months ended June 30, 2009, the Company recorded additional insurance recoveries associated with the aforementioned settlement.
(b)	Amounts represent restructuring charges in connection with the Restructuring Program.
(c)	Amounts represent restructuring charges in connection with the Restructuring Program and integration costs associated with the Krombach acquisition.
(d)	During the three months ended June 30, 2008, the Company recorded a $2.1 million reimbursement from the US Government and a $2.4 million reimbursement from a service provider, both related to environmental clean-up activities.

	June 30, 2009	December 31, 2008
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$805	$16,622
Long-Term Debt	399,436	398,479

Total Debt	400,241	415,101
Less: Cash and Cash Equivalents	(232,974)	(231,840)

Net Debt	167,267	183,261
Equity	807,617	745,821

Net Capitalization	$974,884	$929,082

Percentage of Net Debt to Net Capitalization	17.2%	19.7%

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009		2008
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$45,546	$59,921	$58,274		$106,111
Asbestos Related Payments, Net of Insurance Recoveries	(15,191)	(14,553)	(12,535	) *	(16,614)

Cash Provided from Operating Activities	30,355	45,368	45,739		89,497
Less: Capital Expenditures	(7,458)	(11,321)	(17,432)		(20,401)

Free Cash Flow	$22,897	$34,047	$28,307		$69,096

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.